UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549-1004

           ------------------------------------------

                            FORM 8-K

                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): May 24, 2000

                INFINITY BROADCASTING CORPORATION
           ------------------------------------------
                  (Exact name of registrant as
                    specified in its charter)


      Delaware                            13-4030071
-------------------------               ---------------
(State or other jurisdiction-           (IRS Employer
   of incorporation)                    Identification Number)



          40 West 57th Street, New York, NY       10019
    --------------------------------------------------------
    (Address of principal executive offices)      (Zip Code)


                         (212) 314-9200
                        ----------------
      (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant
        ----------------------------------------------

     (a)  Previous Independent Accountants
          ---------------------------------
          (i) After completion of the merger between Viacom Inc. and CBS Corporation on May 4, 2000 (pursuant to which CBS merged into Viacom, with Viacom the surviving company) (the "Merger"), Viacom, on May 24, 2000, reappointed PricewaterhouseCoopers LLP ("PWC") to serve as independent accountants for Viacom until the Viacom Annual Meeting of Shareholders in 2001, subject to approval of the Viacom shareholders at the Viacom Annual Meeting in June 2000. Infinity Broadcasting Corporation ("Infinity" or the "Company"), a majority-owned subsidiary of CBS prior to the Merger and now a majority-owned subsidiary of Viacom, also selected PWC as its independent accountants, replacing KPMG LLP ("KPMG").

          (ii) KPMG's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii)During the two most recent fiscal years and any
               subsequent interim period preceding May 24, 2000, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years, and (ii) there were no reportable events as described in Item 304 of
               Regulation    S-K.

          (iv) The Company provided KPMG with a copy of this report no later than the date this report was filed with the Securities and Exchange Commission and requested that KPMG furnish it with the letter described in item 304(a)(3) of Regulation S-K. A copy of the letter from KPMG to the Securities and Exchange Commission described in Item 304(a)(3) of Regulation S-K is filed as Exhibit 16 hereto.

     (b)  New Independent Accountants
          ---------------------------
          (i) As discussed above, Infinity selected PWC as Infinity's independent accountants to audit Infinity's financial statements. The action was recommended by Infinity's Audit Committee and was approved by its Board of Directors.

Item 7.   Financial Statements, Pro Forma Financial Information
          ------------------------------------------------------
          and Exhibits
          -------------

(c)  Exhibits

Exhibit No.

16   Letter from KPMG LLP dated May 30, 2000, pursuant to Item
     304(a)(3) of Regulation S-K

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              INFINITY BROADCASTING CORPORATION
                              (Registrant)



                              By:  /s/ Farid Suleman
                                  --------------------------
                                   Farid Suleman
                                   Executive Vice President,
                                     Chief Financial Officer and
                                     Treasurer




Date:  May 30, 2000

                          EXHIBIT INDEX





Exhibit   Description
-------   ------------


16        Letter from KPMG LLP pursuant to Item 304(a)(3) of
          Regulation S-K